UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2019 (September 8, 2019)

GREENLAND ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38605	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 906, Tower W1, Oriental Plaza No. 1 East Chang’an Street, Dongcheng District
Beijing, People’s Republic of China	100006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 010-53607082

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	GLAC	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one ordinary share	GLACW	The NASDAQ Stock Market LLC
Rights to receive one-tenth (1/10) of one ordinary share	GLACR	The NASDAQ Stock Market LLC
Units, each consisting of one ordinary share, one right and one warrant	GLACU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed on July 12, 2019 by Greenland Acquisition Corporation, a business company with limited liability incorporated under the laws of the British Virgin Islands (the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”), on July 12, 2019, the Company entered into a share exchange agreement (the “Share Exchange Agreement”) with Zhongchai Holding (Hong Kong) Limited, a company incorporated under the laws of Hong Kong (“Zhongchai Holding”), Greenland Asset Management Corporation, a British Virgin Islands company with limited liability, in the capacity thereunder as the purchaser representative, and Cenntro Holding Limited, the sole member of Zhongchai Holding (the “Zhongchai Equity Holder”), pursuant to which, among other things and subject to the terms and conditions contained therein, the Company agreed to acquire all of the outstanding capital stock of Zhongchai Holding through a share exchange, with Zhongchai Holding becoming a direct wholly-owned subsidiary of the Company (the “Business Combination”). Pursuant to the Share Exchange Agreement, the Company will issue 7,500,000 of its ordinary shares, no par value (the “Ordinary Shares”), to the Zhongchai Equity Holder.

On July 12, 2019, the Company filed with the SEC a preliminary proxy statement in connection with a special meeting of the shareholders of the Company (the “Special Meeting”) to consider and vote on the Business Combination and related matters.

On September 8, 2019, the Company entered into subscription agreements (each, a “Subscription Agreement”) with certain investors (“Investors”), pursuant to which the Company agreed to issue and sell to the Investors an aggregate of $6,000,000 of Ordinary Shares, at a price of $10.25 per share in a private placement (the “Private Placement”). The Private Placement is conditioned on the closing of Business Combination (the “Closing”) occurring concurrently with or immediately after the closing of the Private Placement and other customary closing conditions. The proceeds from the Private Placement will be used to fund expenses incurred in connection with the Business Combination and to fund the Company’s working capital requirements following the Closing.

During the period from the execution of the Subscription Agreements through 5:00 p.m. Eastern Time on the fifth business day prior to the Special Meeting, the Investors will have the right to purchase Ordinary Shares in one or more open market purchases or in privately negotiated transactions with third parties (any shares so purchased, “Backstop Shares”), which if held and not redeemed in accordance with the requirements of the Subscription Agreements, will reduce the number of Ordinary Shares required to be purchased by such Investors in the Private Placement. The Investors have agreed to (i) not transfer prior to the Closing any Backstop Shares that they own or otherwise acquire, (ii) vote at the Special Meeting all of the Backstop Shares that they own or acquire, or otherwise have proxy rights with respect to, in favor of the Business Combination, and each of the other proposals, and (iii) waive and not exercise their redemption rights for any Backstop Shares that they own or acquire.

The Company has agreed in the Subscription Agreements to file a registration statement covering the shares purchased by the Investors in the Private Placement within 30 calendar days after the closing of the Private Placement and to use commercially reasonable efforts to have such registration statement declared effective as soon as practicable and maintain the effectiveness of such registration statement until the earlier of (i) two years from the issuance of the Ordinary Shares, (ii) the date on which the Investors cease to hold the Ordinary Shares covered by such registration statement, and (iii) the first day on which the Investors can sell all of their shares under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), without manner of sale or volume restrictions. The foregoing obligations are subject to delay or suspension by the Company for customary limited periods.

Each Subscription Agreement will terminate with no further force and effect upon the earlier to occur of (i) the mutual written agreement of each of the parties to the Subscription Agreement to terminate such agreement, (ii) the Company’s notification to the Investors to abandon the plan to conduct the Business Combination, (iii) such date and time as the Share Exchange Agreement is terminated in accordance with its terms, and (iv) written consent by either party to terminate the Subscription Agreement if the transactions contemplated by the Subscription Agreements are not consummated on or prior to December 31, 2019.

A copy of the form of Subscription Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Subscription Agreements is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Ordinary Shares to be issued in the Private Placement will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD

On September 11, 2019, the Company issued a press release announcing the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

10.1	Form of Subscription Agreement
99.1	Press Release, dated September 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2019

GREENLAND ACQUISITION CORPORATION

By:	/s/ Yanming Liu
Name: Yanming Liu
Title: Chairman and Chief Executive Officer

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